                                                                    EXHIBIT 99.2
                         PERRY ELLIS INTERNATIONAL, INC.

                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                            TENDER OF ALL OUTSTANDING
                  9 1/2% SERIES A SENIOR SECURED NOTES DUE 2009
                                 IN EXCHANGE FOR
                  9 1/2% SERIES B SENIOR SECURED NOTES DUE 2009

         This form, or one substantially equivalent hereto, must be used by a holder to accept the Exchange Offer of Perry Ellis International, Inc., a Florida corporation (the "Company"), and to tender the 9 1/2% Series A Senior Secured Notes due 2009 (the "Existing Notes") to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer--Guaranteed Delivery Procedures" of the Company's Prospectus, dated ________, 2002 (the "Prospectus") and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Existing Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date (as defined below) of the Exchange Offer. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus or the Letter of Transmittal.

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _________,
2002, UNLESS EXTENDED (THE "EXPIRATION DATE"). EXISTING NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
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                  The Exchange Agent for the Exchange Offer is:

                       STATE STREET BANK AND TRUST COMPANY

                By Mail:                        By Overnight or Hand Delivery            By Mail or Hand in New York
                --------                        -----------------------------            ---------------------------
   State Street Bank and Trust Company       State Street Bank and Trust Company     State Street Bank and Trust Company
       Corporate Trust Department                Corporate Trust Department               Corporate Trust Department
              P.O. Box 778                          2 Avenue de Lafayette                  61 Broadway, 15/th/ Floor
          Boston, MA 02102-0078               5/th/ Floor, Corporate Trust Window              New York, NY 10006
            Attn: Ralph Jones                       Boston, MA 02111-1724
                                                      Attn: Ralph Jones

              By Facsimile:                                                               For Information Telephone:
              -------------                                                               --------------------------

   State Street Bank and Trust Company                                                          (617) 662-1548
            Attn: Ralph Jones                                                                 Attn: Ralph Jones
             (617) 662-1452
           To Confirm Receipt:
             (617) 662-1548

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

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN TO THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE IN THE BOX PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Existing Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.

         The undersigned hereby tenders the Existing Notes listed below:

------------------------------------------------------------------------------------------------------
  Certificate Number(s) (if known) of Existing      Aggregate Principal Amount    Principal Amount
       Notes or Account Number at the DTC             Represented by Note(s)          Tendered
______________________________________________________________________________________________________
______________________________________________________________________________________________________
______________________________________________________________________________________________________
______________________________________________________________________________________________________

Name of Record Holder(s):
                         _______________________________________________________
Account No. (s)
               _________________________________________________________________

________________________________________________________________________________
Signature(s)
            ____________________________________________________________________

________________________________________________________________________________
Address:
        ________________________________________________________________________

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Area Code and Telephone Number(s):
                                  ----------------------------------------------

Dated:
       -------------------------------------------------------------------------


         THIS NOTICE OF GUARANTEED DELIVERY MUST BE SIGNED BY THE HOLDER(S) EXACTLY AS THEIR NAME(S) APPEAR ON CERTIFICATES FOR EXISTING NOTES OR ON A SECURITY POSITION LISTING AS THE OWNER OF EXISTING NOTES, OR BY PERSON(S) AUTHORIZED TO BECOME HOLDER(S) BY ENDORSEMENTS AND DOCUMENTS TRANSMITTED WITH THIS NOTICE OF GUARANTEED DELIVERY. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST PROVIDE THE FOLLOWING INFORMATION.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
         _______________________________________________________________________

________________________________________________________________________________

Capacity:
          ______________________________________________________________________

________________________________________________________________________________

Address(es):
             ___________________________________________________________________

________________________________________________________________________________



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                                    GUARANTEE

                    (Not to be used for signature guarantee)

         The undersigned, a firm which is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Existing Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Existing Notes into the Exchange Agent's account at the DTC described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, within five business days following the Expiration Date.

Name of Firm:__________________________________________________________________
Authorized Signature:__________________________________________________________
Name:__________________________________________________________________________

Address:_______________________________________________________________________

_______________________________________________________________________________
       City                          State                        Zip Code


_______________________________________________________________________________
                         Area Code and Telephone Number

Date:                                     , 2002
     _____________________________________

                             (PLEASE TYPE OR PRINT)
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

DO NOT SEND EXISTING NOTES WITH THIS FORM. ACTUAL SURRENDER OF EXISTING NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

         1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

         2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Existing Notes referred to herein, the signature(s) must correspond with the name(s) written on the face of the Existing Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the DTC whose name appears on a security position listing as the owner of the Existing Notes, the signature must correspond with the name shown on the security position listing as the owner of the Existing Notes.

         If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Existing Notes listed or a participant of the DTC, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Existing Notes or signed as the name of the participant shown on the DTC's security position listing.

         If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Exchange Agent of such person's authority to so act.

         3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

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